February 26, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            February 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 February 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            February 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 February 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          February 26, 2003

By: 		  /s/ Richard C. Goldman
Title:         Vice President



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Feb-03
Determination Date:            14-Feb-03
Monthly Payment Date:          14-Feb-03
Collection Period Ending:      31-Jan-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               11,616,605.93
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    578,816.96
    Current Monthly Interest Shortfall/Excess                                                                        -161,074.89
    Recoup of Collection Expenses                                                                                      -3,306.55
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,031,041.45

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,404,733.31
    Amount of Interest Payments Received During the Collection Period                                               2,565,808.20
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -161,074.89

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,500,025.52
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 7,596.89
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -7,596.89
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,500,025.52
    Total Ending Reserve Balance                                                                                    7,500,025.52

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,565,808.20
    Scheduled Principal Payments Received                                                                           2,440,322.35
    Principal Prepayments Received                                                                                  6,610,475.38
    Total Interest and Principal Payments Received                                                                 11,616,605.93

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   603,521.61
    minus  Reasonable Expenses                                                                                         24,704.65
    Net Liquidation Proceeds                                                                                          578,816.96
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     578,816.96

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,195,422.89
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  333,048,137.27
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      138,770.06

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  333,048,137.27
    Pool Balance as of the Current Accounting Date                                                                322,732,249.69
    Age of Pool in Months                                                                                                     47

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        329,717,655.90
    Aggregate Note Balance as of Current Accounting Date                                                          319,504,927.19

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             79                2,897,957.58         0.898%
    60-89 Days Delinquent             28                 973,090.77          0.302%
    90-119 Days Delinquent            33                1,534,374.41         0.475%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           22                1,265,089.85         0.392%
    Cumulative Defaults               905              34,485,787.73         3.449%
    Cumulative Recoveries                              14,897,268.99         1.490%


    Current Month Realized Losses                                                                                     959,189.40
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.096%
    Preceding Realized Losses                                                                                         347,735.94
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.035%
    Second Preceding Realized Losses                                                                                  629,789.50
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.063%
    Cumulative Realized Losses                                                                                     19,588,518.74
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.959%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.32273115
                                                                                                                      0.31950493

a)                                                                                                                    138,770.06
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         295,064.33
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              60,629,655.90         10,212,728.71     50,416,927.19
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    103,158.87
                                                                                                                      -89,200.24


VIIIPOOL STATISTICS

                                                                                                                           8.83%
                                                                                                                             125


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,017,082.82
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,018,124.49

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               13,958.63



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Feb-03
Determination Date:            14-Feb-03
Monthly Payment Date:          14-Feb-03
Collection Period Ending:      31-Jan-03

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                8,236,925.62
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    203,276.82
    Current Monthly Interest Shortfall/Excess                                                                        -117,760.68
    Recoup of Collection Expenses                                                                                      -3,926.62
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    8,318,515.14

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,335,440.37
    Amount of Interest Payments Received During the Collection Period                                               1,453,201.05
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -117,760.68

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 1,119.23
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -1,119.23
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,453,201.05
    Scheduled Principal Payments Received                                                                           1,363,177.08
    Principal Prepayments Received                                                                                  5,420,547.49
    Total Interest and Principal Payments Received                                                                  8,236,925.62

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   232,300.42
    minus  Reasonable Expenses                                                                                         29,023.60
    Net Liquidation Proceeds                                                                                          203,276.82
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     203,276.82

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    8,440,202.44
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  193,997,425.81
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       80,832.26

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  193,997,425.81
    Pool Balance as of the Current Accounting Date                                                                187,089,129.29
    Age of Pool in Months                                                                                                     45

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        190,117,477.29
    Aggregate Note Balance as of Current Accounting Date                                                          183,347,346.70

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             52                1,379,240.98         0.737%
    60-89 Days Delinquent             12                 255,901.01          0.137%
    90-119 Days Delinquent             9                 668,023.49          0.357%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            6                 124,571.95          0.067%
    Cumulative Defaults               309              14,840,139.46         2.698%
    Cumulative Recoveries                               6,944,401.25         1.263%


    Current Month Realized Losses                                                                                     124,571.95
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.023%
    Preceding Realized Losses                                                                                         323,911.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  369,149.50
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.067%
    Cumulative Realized Losses                                                                                      7,895,738.21
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.436%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.34016199
                                                                                                                      0.33335881

a)                                                                                                                     80,832.26
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                          77,042.63
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              14,911,477.29          6,770,130.59      8,141,346.70
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    138,165.93
                                                                                                                      264,787.81


VIIIPOOL STATISTICS

                                                                                                                           8.32%
                                                                                                                             148


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,915,561.40
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,916,603.07

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              402,953.74




EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Feb-03
Determination Date:            14-Feb-03
Monthly Payment Date:          14-Feb-03
Collection Period Ending:      31-Jan-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,888,545.23
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    103,407.22
    Current Monthly Interest Shortfall/Excess                                                                         -65,660.32
    Recoup of Collection Expenses                                                                                      -1,918.50
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,924,373.63

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,187,425.18
    Amount of Interest Payments Received During the Collection Period                                               1,253,085.50
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -65,660.32

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             3,137,029.81
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               3,235,594.77
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 3,308.52
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -101,873.48
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,235,594.77
    Total Ending Reserve Balance                                                                                    3,137,029.81

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,253,085.50
    Scheduled Principal Payments Received                                                                           1,102,116.31
    Principal Prepayments Received                                                                                  3,533,343.42
    Total Interest and Principal Payments Received                                                                  5,888,545.23

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   113,012.74
    minus  Reasonable Expenses                                                                                          9,605.52
    Net Liquidation Proceeds                                                                                          103,407.22
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     103,407.22

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,991,952.45
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  161,779,738.26
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       67,408.22

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  161,779,738.26
    Pool Balance as of the Current Accounting Date                                                                156,851,490.39
    Age of Pool in Months                                                                                                     43

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        160,161,940.88
    Aggregate Note Balance as of Current Accounting Date                                                          155,282,975.49

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             43                 952,581.53          0.607%
    60-89 Days Delinquent             13                 198,270.12          0.126%
    90-119 Days Delinquent             8                 172,094.01          0.110%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           10                 292,788.14          0.187%
    Cumulative Defaults               336              12,457,520.58         3.326%
    Cumulative Recoveries                               5,607,502.37         1.497%


    Current Month Realized Losses                                                                                     292,788.14
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.078%
    Preceding Realized Losses                                                                                         217,487.87
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.058%
    Second Preceding Realized Losses                                                                                  169,167.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.045%
    Cumulative Realized Losses                                                                                      6,850,018.21
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.829%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.41879439
                                                                                                                      0.41460647

a)                                                                                                                     67,408.22
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         281,937.51
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              50,875,940.88          4,878,965.39     45,996,975.49
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     49,282.48
                                                                                                                       15,210.54


VIIIPOOL STATISTICS

                                                                                                                           8.87%
                                                                                                                             135


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,859,880.61
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,860,588.94

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               64,493.02




EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Feb-03
Determination Date:            14-Feb-03
Monthly Payment Date:          14-Feb-03
Collection Period Ending:      31-Jan-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 13,410,472.14
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      129,099.17
    Current Monthly Interest Shortfall/Excess                                                                          -157,175.49
    Recoup of Collection Expenses                                                                                       -13,902.04
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     13,368,493.78

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,737,018.78
    Amount of Interest Payments Received During the Collection Period                                                 2,894,194.27
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -157,175.49

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,300,615.24
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)              478,603.56
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   2,868.81
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,300,615.24
    Total Ending Reserve Balance                                                                                      2,782,087.61

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                          2894194.27
    Scheduled Principal Payments Received                                                                               2111649.26
    Principal Prepayments Received                                                                                      8404628.61
    Total Interest and Principal Payments Received                                                                   13,410,472.14

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                         147602
    minus  Reasonable Expenses                                                                                            18502.83
    Net Liquidation Proceeds                                                                                             129099.17
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       129,099.17

c)
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                                0

                                                                                                                     13,539,571.31
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    362,453,612.17
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        226,533.51

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    362,453,612.17
    Pool Balance as of the Current Accounting Date                                                                  351,415,258.20
    Age of Pool in Months                                                                                                       15

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          362,453,612.17
    Aggregate Note Balance as of Current Accounting Date                                                            351,415,258.20

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             60                1,888,170.39         0.537%
    60-89 Days Delinquent             29                 712,008.99          0.203%
    90-119 Days Delinquent            23                 845,085.51          0.240%
    120+ Days Delinquent               1                 44,412.02           0.013%
    Defaults for Current Period       24                 522,076.10          0.149%
    Cumulative Defaults               165               6,076,292.57         1.148%
    Cumulative Recoveries                               1,650,675.17         0.312%


    Current Month Realized Losses                                                                                       392,976.93
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.074%
    Preceding Realized Losses                                                                                         1,669,193.89
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.315%
    Second Preceding Realized Losses                                                                                    110,292.54
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.021%
    Cumulative Realized Losses                                                                                        4,425,617.40
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.836%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.66371484
                                                                                                                        0.64753134

a)                                                                                                                      226,533.51
                                                                                                                              0.00

b)
    Class A-1                                                                                                            20,570.99
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08

                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                               8,753,612.17             8,753,612.17             0.00
    Class A-2                                                              54,000,000.00             2,284,741.80    51,715,258.20
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00

VIIIPOOL STATISTICS

                                                                                                                             9.12%
                                                                                                                               162


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              13,368,493.78


TOTAL WIRE TO HSBC                                                                                                   13,368,493.78

Amount Due To Servicer                                                                                                        0.00
